Anchor Risk Managed Income Strategies Fund

(formerly, “Anchor Risk Managed Credit Strategies Fund”)

Advisor Class Shares – ATCAX

Institutional Class Shares – ATCSX

a series of Northern Lights Fund Trust IV

(the “Fund”)

Supplement dated February 15, 2024 to

the Fund’s Prospectus and Statement of Additional Information dated December 29, 2023

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Effective immediately, the Fund will declare dividends from net investment income, if any, monthly.

Accordingly, the following replaces the first sentence in the second paragraph under the heading “TAX STATUS, DIVIDENDS AND DISTRIBUTIONS” on page 29 of the Prospectus for the Advisor Class Shares and page 28 of the Prospectus for the Institutional Class Shares:

Dividends from net investment income, if any, are declared monthly by the Income Fund and quarterly by the Equity Fund and Global Fund.

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You should read this Supplement in conjunction with the Fund’s existing Prospectus and Statement of Additional Information dated December 29, 2023, which provide information that you should know about the Fund before investing. The Fund’s Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference and may be obtained without charge by visiting www.anchor-capital.com/funds or by calling the Fund at 1-844-594-1226.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE